UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025

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TPI Composites, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-37839	20-1590775
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9200 E. Pima Center Parkway, Suite 250

Scottsdale, Arizona 85258

(Address of Principal Executive Offices) (Zip Code)

(480) 305-8910

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	TPIC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2025, the Compensation Committee (the “Committee”) of the Board of Directors of TPI Composites, Inc. (the “Company”) approved retention bonuses (the “Retention Bonuses”) for certain executive and non-executive employees of the Company (“Recipients”) to be awarded pursuant to the terms of retention bonus agreements (the “Retention Bonus Agreements”).

Pursuant to the Retention Bonus Agreements, the Company will pay the Retention Bonuses to the Recipients in a lump sum cash payment within thirty (30) days following their execution in the amount specified in their respective Retention Bonus Agreements, including the following amounts to be paid to the Company’s named executive officers: (i) $1,225,459 to William E. Siwek, the Company’s President and Chief Executive Officer; (ii) $518,155 to Ryan Miller, the Company’s Chief Financial Officer; (iii) $487,500 to Charles Stroo, the Company’s Chief Operating Officer; and (iv) $435,170 to Steven Fishbach, the Company’s General Counsel and Secretary. For the named executive officers and certain other executive officers, the Retention Bonus Agreements will provide for the recoupment of the gross amounts of the Retention Bonuses if the Recipient does not remain employed with the Company (or if the Recipient provides or receives a notice of termination), in each case, other than in the event of a Qualified Termination (as defined in and subject to the terms of the Retention Bonus Agreements), through the earlier of March 31, 2026 or the date that is sixty (60) days following the occurrence of a Restructuring Event (as defined in the Retention Bonus Agreement). Pursuant to the Retention Bonus Agreements, the Retention Bonus will replace the named executive officers’ and certain other executive officers’ right to receive certain other compensatory payments, as described in their Retention Bonus Agreements. The Committee also approved the creation of a discretionary cash retention bonus pool in an aggregate amount of $250,000 from which additional cash retention bonuses may be granted and paid from time to time to one or more eligible non-executive employees of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPI Composites, Inc.

Date: June 20, 2025	By:	/s/ William E. Siwek
William E. Siwek
President and Chief Executive Officer